UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 7, 2006
ABM Industries Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Pacific Avenue, Suite 222, San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (415) 733-4000

Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement.
On March 7, 2006, the Compensation Committee of the Board of Directors of ABM Industries Incorporated (the “Company”) adopted performance objectives for the Company’s Chief Executive Officer for its 2006 fiscal year, which will end on October 31, 2006. The employment agreement for Henrik C. Slipsager, Chief Executive Officer, calls for a bonus based upon his performance measured against performance objectives adopted by the Compensation Committee. The performance objectives are attached as Exhibit 99.1 to this Form 8-K.
On March 7, 2006, the independent directors of the Board of Directors approved an increase to the annual base compensation for Mr. Slipsager to $700,000 as well as approving an increase in its target bonus for 2006 to 75% of his base compensation. The bonus may range from 0 to 150% of the target amount based on Mr. Slipsager’s performance against the performance objectives.
Item 2.02     Results of Operations and Financial Condition.
On March 13, 2006, ABM issued a press release reporting that for the first quarter ended January 31, 2006, the Company expects income from continuing operations will be approximately $0.07 per diluted share. The press release is attached as Exhibit 99.2 and is incorporated herein by reference.
ABM is in the process of finalizing its fiscal year 2005 financial statements and until that process is completed, its 2005 results of operations and other financial information may be impacted by the occurrence of subsequent events that relate back to an earlier period or by the identification of other matters that arise in the process of completing these financial statements and Form 10-K or by other events.
Forward Looking Statements:
Statements contained in this Current Report on Form 8-K that relate to ABM’s current beliefs or expectations, including but not limited to, anticipated adjustments to previously reported financial information, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The actual results of operations will depend upon a number of factors, including, but not limited to, those described above and in the press release attached as Exhibit 99.2. The Company assumes no obligation to update or revise the forward-looking statements in this report.
Item 8.01.     Other Events.
On March 9, 2006, the Board of Directors of the Company declared a quarterly dividend of $0.11 per share, payable on May 8, 2006 to stockholders of record on April 14, 2006. A copy of the press release announcing the declaration of the dividend is attached as Exhibit 99.3, which is incorporated into this item by reference.
Item 9.01     Financial Statements and Exhibits.
(c) Exhibits
99.1 Chief Executive Officer Performance Objectives for Fiscal Year 2006
99.2 Press Release dated March 13, 2006 regarding expectations for financial results for the quarter ended January 31, 2006.
99.3 Press Release dated March 13, 2006 regarding declaration of a quarterly dividend.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED
Dated: March 13, 2006	By:	/s/ Linda S. Auwers
Linda S. Auwers
Senior Vice President and General Counsel

Exhibit Index
99.1 Chief Executive Officer Performance Objectives for Fiscal Year 2006
99.2 Press Release dated March 13, 2006 regarding expectations for financial results for the quarter ended January 31, 2006.
99.3 Press Release dated March 13, 2006 regarding declaration of a quarterly dividend.